UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 12, 2011 (April 6, 2011)

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On April 6, 2011, Jackson Hewitt Tax Service Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that the Company has fallen below the NYSE’s continued listing standard regarding price criteria for common shares under Section 802.01C of the NYSE’s Listed Company Manual. Section 802.01C requires that the Company’s common shares have a minimum average share price of $1.00 per share during a consecutive 30-day trading period.

As required under NYSE rules, the Company issued a press release on April 12, 2011 announcing its receipt of the NYSE notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/S/ DANIEL P. O’BRIEN
Daniel P. O’Brien
Executive Vice President and Chief Financial Officer

Date: April 12, 2011

JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated April 12, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 12, 2011

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